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                          WARBURG PINCUS BALANCED FUND
                            U.S. Large Company Sector
                           (Common and Advisor Shares)


     Supplement to the Prospectuses and Statement of Additional Information

The following information supersedes certain information in the prospectuses and statement of additional information of the Warburg Pincus Fund listed above in the section entitled "Management of the Fund(s) -- Portfolio Managers":

Brian S. Posner and Scott T. Lewis are Co-Portfolio Managers of the U.S. Large Company Sector of the Warburg Pincus Balanced Fund. Mr. Lewis, a Vice President of Warburg, has been with Warburg since 1986. George U. Wyper and Susan L. Black no longer serve as Co-Portfolio Managers of the U.S. Large Company Sector effective March 6, 1998.

Dated: March 6, 1998                                             16-0398
                                                                 for
                                                                 WPGBT
                                                                 ADBAL